EXECUTION VERSION

Exhibit 10. 24

NOTE: PORTIONS OF THIS AGREEMENT ARE THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE

SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS HAVE BEEN

REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE.

AMENDMENT NO. 1 TO THE

INFORMATION TECHNOLOGY SERVICES AGREEMENT

This Amendment No. 1 to the Information Technology Services Agreement (this “Amendment”), dated as of June 25, 2010 (the “Amendment Effective Date”) is to the Information Technology Services Agreement, between INTERNATIONAL BUSINESS MACHINES CORPORATION (“Supplier Party”) and BROADRIDGE FINANCIAL SOLUTIONS, INC. (“Customer Party”), dated as of March 31, 2010 (the “Agreement”). Unless Capitalized terms used in this Amendment have the meanings set forth in the Agreement.

WHEREAS, the Contracting Parties desire to modify the terms and conditions of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the agreements set forth below, the Contracting Parties agree as follows:

ARTICLE 1 AMENDMENTS TO THE AGREEMENT.    Effective as of the Amendment Effective Date, the Agreement is hereby amended as follows:

(1)	The preamble is amended to include a comma between “(“Supplier Party”)” and “and BROADRIDGE FINANCIAL SOLUTIONS, INC.”.

(2)	The second recital is amended to replace “under the ADP Agreement” with “by ADP”.

(3)	Section 1.01 is amended as follows:

(a)	add the following definitions in proper alphabetical order:

“Acceptance” has the meaning set forth in Exhibit 9.

“Excess Operational Capacity” has the meaning set forth in Exhibit 4.

“Milestone” has the meaning set forth in Exhibit 1.

“Network Tower” has the meaning set forth in Exhibit 2.

(b)	delete the following definitions:

“ADP Agreement” has the meaning set forth in Section 2.01.

“Definitive Agreement” has the meaning set forth in Section 13.03.

(c)	replace “on stored” with “or stored” in the definition of “Access”.

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EXECUTION VERSION

Exhibit 10. 24

(d)	insert “the” between “with” and “Services” in the definition of “Data Subject”.

(e)	add “, other than Developed Customer Software” at the end of the definition of “Developed Supplier Software”.

(f)	with respect to the definition of “Project”:

(i)	insert “otherwise” between “is not” and “required”.

(ii)	replace “the Agreement” with “this Agreement”.

(g)	replace “Section 28(1)” with “Section 28.01” in the definition of “Service Interruption Date”.

(4)	Section 2.01 is amended to insert “the” between “in light of” and “discussions” in the second sentence.

(5)	Section 3.06 is amended to replace “Customer Agent” with “Customer Agents” in clause (2).

(6)	Section 3.07(4) is amended to replace “project” with “Project” in the last sentence.

(7)	Section 3.12(2) is amended to replace “such New Service” with “the applicable New Service”.

(8)	Section 3.15 is amended to replace “the Form of Statement of Work” with “a Statement of Work” in the fourth sentence.

(9)	Section 3.16(3) is amended as follows:

(a)	replace “that” with “the extent to which”.

(b)	replace “meet the applicable Service Level” with “perform the applicable Service”.

(10)	Section 4.05(1)(a)(ii) and Section 4.05(2)(a)(ii) are amended to replace “Benchmarking Report was issued, to” with “Benchmark Results were issued, by”.

(11)	Section 4.06 is amended to replace “Section 4.04(1), Section 4.04(1) and Section 4.04(1)” with “Section 4.04(1), Section 4.04(2), Section 4.04(3) and Section 4.04(4)” in the first sentence.

(12)	Section 4.06(1)(ii) is amended to replace “Benchmark Results was issued” with “Benchmark Results were issued”.

(13)	Section 4.06(2) is amended to replace “i.e,” after “i.e.,” at the beginning of the first parenthetical.

(14)	Section 4.06(3) is amended to delete “prior” after “If, after giving effect to” in the first sentence.

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Exhibit 10. 24

(15)	Section 4.06(5) is amended to add “; provided, however, [****] at the end of the last sentence.

(16)	Section 4.07(1) is amended to replace “At the end of Contract Year [****]” with “After the [****] of the applicable Steady State Date”.

(17)	Section 9.01(2) is amended to add “the” between “shall apply to” and “extent Supplier’s failure”.

(18)	Section 9.01(4) is amended to add “pursuant to this Section” as follows:

(a)	in clause (a) after “shall not be required”.

(b)	in clause (b) after “shall not be used”.

(19)	Section 10.05 is amended to replace “the Agreement” with “this Agreement” in clause (1) of the second sentence.

(20)	Section 13.02 is amended to delete “Exhibit 1 and” in clause (2) of the second sentence.

(21)	Section 13.03 is amended to add “[****]” between “[****]” and “[****]” in the second sentence.

(22)	Section 15.02 is amended to insert “(or, in the case of [****])” between “[****]” and “after performance” in the fourth sentence.

(23)	Section 16.02(2) is amended to replace “any such other Supplier client” with “any such other Supplier clients” in clause (b) of the second sentence.

(24)	Section 18.01 is amended to insert the sentence “Audits performed pursuant to this Section 18.01 shall not be performed by a Supplier Competitor.” between the first and second sentences.

(25)	Section 18.04(1) is amended to replace “practice” with “practices” in clause (b).

(26)	Section 18.04(2) is amended to replace “the multi-client” with “a multi-client” in the first sentence.

(27)	Section 18.04(9) is amended to replace “it’s” with “its” in the second sentence.

(28)	Section 20.02 is amended as follows:

(a)

replace “Laws regulating Supplier in its capacity as a provider of IT services, and Laws applicable to Supplier’s performance of the Services and Supplier’s obligations with respect to Data Protection Laws set forth in Section 11.06 and Section 11.07” with “Supplier Operational Laws” in the first sentence.

(b)	delete “both,” after “with respect to” in clause (2) of the second sentence.

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Exhibit 10. 24

(29)	Section 21.02(15) is amended to add “and” at the end of such Section.

(30)	Section 21.02(16) is amended to replace “property)” with “property” in the last sentence.

(31)	Section 22.03 is amended to insert “the” between “With respect to” and “Indemnifying Party’s” in the fourth sentence.

(32)	Section 23.01 is amended to add “[****]” after “[****]” at the end of the last sentence.

(33)	Section 23.04(1)(b) is amended to add “and” at the end of such Section.

(34)	Section 23.04(1)(c) is amended to replace “; and” with “.” at the end of such Section.

(35)	Section 23.04(2)(a)(ii)(I) is amended to delete “and” at the end of such Section.

(36)	Section 25.06 is amended to replace “[****]” with “[****]” in the first sentence.

(37)	Section 25.09 is amended to add “Section 4.06(2), Section 4.06(3), Section 4.06(5), Section 4.07(1),” between “Section 4.05,” and “Section 20.02”.

(38)	Section 25.10(2)(c) is amended to add “and” at the end of such Section.

(39)	Section 25.11(4) is amended to add “that would be restricted from being delivered pursuant to the terms applicable to such third party Software and Work Product” at the end of the first parenthetical.

(40)	Section 25.15 is amended as follows:

(a)	replace “exit plan for the transfer of each of the Services from Supplier to Customer Party or another supplier designated by Customer Party” with “Exit Plan” in the first sentence.

(b)	replace “plan” with “Exit Plan” in the second sentence.

(41)	Section 27.02 and Section 27.03 are amended to replace “Article 28(1)” with “Section 28.01”.

ARTICLE 2     ENTIRE AGREEMENT.

This Amendment, together with the Agreement, constitutes the entire agreement of the Contracting Parties with respect to the subject matter herein. Except as specifically amended herein, the Agreement shall remain in full force and effect and is hereby ratified in all respects. This Amendment shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York without giving effect to the principles of conflicts of law

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IN WITNESS WHEREOF, the authorized representatives of the Contracting Parties have executed this Amendment as of the Amendment Effective Date.

INTERNATIONAL BUSINESS MACHINES CORPORATION	BROADRIDGE FINANCIAL SOLUTIONS, INC.

by: /s/ Scott A. Morin	by: /s/ John Hogan
name: Scott A. Morin	name: John Hogan
title: Vice President	title: President, Chief Operating Officer
date: June 25, 2010	date: June 24, 2010

Signature Page to Amendment No. 1 to the Information Technology Services Agreement dated as of June 25, 2010

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